UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2026

NGL ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 1300
Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common units representing Limited Partner Interests	NGL	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PB	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2025, the board of directors (the “Board”) of the general partner of NGL Energy Partners LP (the “Partnership”) approved, subject to unitholder approval, the NGL Energy Partners LP 2025 Long-Term Incentive Plan (the “2025 Plan”). As described below, the unitholders approved the 2025 Plan at the Partnership’s Special Meeting of Unitholders held on February 9, 2026 (the “Special Meeting”).

Pursuant to the 2025 Plan, the Partnership may grant options, unit appreciation rights, restricted units, phantom units (including any tandem DERs granted with respect to a phantom unit), other unit-based awards, and unit awards (collectively, “Awards”) to eligible participants. The 2025 Plan has a term of 10 years from the date of approval by the Partnership’s unitholders, unless earlier terminated in accordance with its terms. Subject to adjustment as provided in the 2025 Plan, the maximum number of units that may be issued pursuant to the 2025 Plan is 10,000,000.

The 2025 Plan includes the following key provisions: (i) options and unit appreciate rights may not be granted with an exercise price that is less than the fair market value of the underlying units on the date of the grant; (ii) it is prohibited for the repricing of options and unit appreciate rights in exchange for cash, other awards, or options or unit appreciate rights with an exercise price that is less than the exercise price of the original options or unit appreciate rights, unless approved by the Partnership’s unitholders; (iii) Awards assumed in connection with a change of control transaction will vest on an accelerated schedule only if the participant’s employment is involuntarily terminated without “cause” or voluntarily terminated for “good reason” within 24 months of the change of control transaction; (iv) there is no “evergreen” or automatic replenishment provision pursuant to which the units authorized for issuance under the 2025 Plan are automatically replenished; (v) there shall be no automatic grants to any participant; (vi) distribution equivalent rights shall only be granted in tandem with phantom units and for distributions to be made with respect to restricted units, there shall not be payment of distributions and distribution equivalents with respect to any awards of options and unit appreciate rights, and the Partnership’s Compensation Committee may make any distributions or distribution equivalents paid in connection with restricted units and phantom units, respectively, subject to the satisfaction of vesting and any other restrictions applicable to the underlying awards; (vii) units surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award shall not become available for issuance in the future; and (viii) all Awards are subject to the Partnership’s Clawback Policy. The 2025 Plan is described in the section entitled “Proposal 1 – Approve the NGL Energy Partners LP 2025 Long-Term Incentive Plan” of the Partnership’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on December 29, 2025 (the “Proxy Statement”), and which is incorporated by reference herein. The foregoing description of the 2025 Plan is qualified in its entirety by reference to the full text of the 2025 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 9, 2026, the Partnership held the Special Meeting. The unitholders of the Partnership as of the close of business on December 18, 2025, the record date for the Special Meeting, voted on three proposals, consisting of (1) the approval of the 2025 Plan; (2) the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Partnership for fiscal year 2026; and (3) the approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for the 2025 Plan. For more information regarding the foregoing proposals, you may refer to the Proxy Statement.

At the Special Meeting, the unitholders (1) approved the 2025 Plan; and (2) ratified Grant Thornton LLP as the independent registered accounting firm for the Partnership for fiscal year 2026. Although the proposal would have received sufficient votes to be approved, no motion was made on the proposal to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes to approve the 2025 Plan because the adjournment or postponement of the Special Meeting was determined to not be necessary or appropriate.

Set forth below are the matters acted upon by the unitholders at the Special Meeting, and the final voting results of each such proposal.

Proposal One – Approval of the NGL Energy Partners LP 2025 Long-Term Incentive Plan.

The proposal to approve the 2025 Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
50,358,968	7,383,960	1,252,770	25,523,262

Proposal Two – Ratification of the Partnership’s Independent Registered Public Accounting Firm for Fiscal Year 2026.

The proposal to ratify the appointment of Grant Thornton LLP as the Partnership’s independent registered public accounting firm for fiscal year 2026 was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstain
83,060,271	509,685	949,004

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	NGL Energy Partners LP 2025 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Partnership’s Proxy Statement filed with the SEC on December 29, 2025).
101	Cover Page formatted as Inline XBRL.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL Energy Partners LP
	By:	NGL Energy Holdings LLC,
its general partner
Date: February 9, 2026		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer